UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean, Virginia	22102-3110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2019, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued a press release announcing that Kathleen Casey has been elected to Freddie Mac’s Board of Directors (the Board), effective October 1, 2019. As of the date of the filing, the Board has not yet determined to which Board committees Ms. Casey will be appointed.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Ms. Casey, 53, is a Senior Advisor with Patomak Global Partners, a financial services consulting firm in Washington, D.C. Ms. Casey previously served in various senior U.S. government positions. She served as Commissioner of the U.S. Securities and Exchange Commission (SEC) from 2006 to 2011 and acted as the SEC’s principal representative in multilateral and bilateral regulatory dialogues, the G-20 Financial Stability Board, and the International Organization of Securities Commissions. Prior to that, Ms. Casey served in various roles within the U.S. Senate from 1993 to 2006, including as Staff Director and Counsel of the U.S. Senate Banking, Housing, and Urban Affairs Committee and Staff Director of the Senate Banking Committee’s Subcommittee on Financial Institutions and Regulatory Relief. Ms. Casey serves on the Board of HSBC Holdings plc, and she is also a member of several U.S. and international public and non-profit boards.

Ms. Casey will receive compensation as a non-executive director of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 14, 2019 (2018 Annual Report).

Freddie Mac will enter into an indemnification agreement with Ms. Casey, effective as of October 1, 2019. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to Freddie Mac’s Current Report on Form 8-K filed on November 27, 2017 and is incorporated herein by reference. For a description of this indemnification agreement, see Freddie Mac’s 2018 Annual Report.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

The exhibits listed in the Exhibit Index below are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1

Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Outside Directors (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 27, 2017) †

99.1	Press Release, dated October 1, 2019, issued by Freddie Mac

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† This exhibit is a management contract or compensatory plan, contract, or arrangement.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ David M. Brickman
David M. Brickman
Chief Executive Officer

Date: October 1, 2019

Freddie Mac Form 8-K